Rule 497(d)


       The First Trust Special Situations Trust, Series 61

                  Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, effective July 1, 2006, First Trust Advisors L.P. will replace Securities Evaluation Service, Inc. as evaluator to the Trust subject to the terms and conditions as set forth in the prospectus.



July 3, 2006